April 14, 1999


JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention:  Messrs. Richard P. Eidswick, Richard Chrysler and James J. Fahrner

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND API/JPE, INC. (FORMERLY KNOWN AS ALLPARTS, INCORPORATED) ("API"), DAYTON PARTS, INC. ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998, AND AMENDED BY A FIRST AMENDMENT DATED AUGUST 31, 1998, A SECOND AMENDMENT DATED SEPTEMBER 4, 1998, A THIRD AMENDMENT DATED SEPTEMBER 16, 1998, A FOURTH AMENDMENT DATED OCTOBER 1, 1998, A FIFTH AMENDMENT DATED DECEMBER 1, 1998 AND A SIXTH AMENDMENT DATED MARCH 26, 1999 (AS AMENDED, THE "FORBEARANCE AGREEMENT")

Dear Messrs. Eidswick, Chrysler and Fahrner:

Company and Guarantors have requested that Banks amend the Forbearance Agreement to increase the Overformula Amount.

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to amend the Forbearance Agreement, as follows:

1. All capitalized terms not defined in this seventh amendment ("Seventh Amendment") to the Forbearance Agreement shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this Seventh Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and the undersigned Guarantors. This Seventh Amendment shall be binding upon and shall inure to the benefit of Agent, Banks, Company and the undersigned Guarantors, and their respective successors and assigns.

3. Banks agree that the Overformula Amount for April 1999 is adjusted as follows:

           Date                          Overformula Amount
           ----                          -------------------

           April 14                         $39,114,000
           April 15                          39,176,000
           April 16                          39,056,000
           April 19                          38,986,000
           April 20                          38,858,000
           April 21                          38,781,000
           April 22                          38,886,000
           April 23                          38,848,000
           April 26                          38,841,000
           April 27                          38,750,000
           April 28                          38,765,000
           April 29                          38,916,000
           April 30                          38,875,000

     Agent in it sole discretion may allow Company up to two business days' grace in applying reductions in the Overformula Amount scheduled above. For example, Agent may in its sole discretion delay imposing the stepdown shown on April 29 until April 21.

4. Company and Guarantors represent that this Seventh Amendment has been duly authorized by each corporation's Board of Directors. Attached as Exhibit A is a certified resolution and a certificate of incumbency for each.

5. This Seventh Amendment is not a waiver by Banks of any defaults under the Forbearance Agreement and/or the Loan Documents.

6.   Company and the undersigned  Guarantors  hereby  represent and warrant that
     (a) execution, delivery and performance of this Seventh Amendment are not in contravention of law or the terms of any agreement by which they are bound, and do not require the consent or approval of any governmental body, agency, or authority, and this Seventh Amendment will be valid and binding in accordance with its terms; (b) the continuing representations and warranties of Company and the undersigned Guarantors set forth in Loan Documents are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof other than as previously specified in writing to Agent and Banks; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Forbearance Agreement, has occurred and is continuing as of the date hereof other than as previously specified in writing to Agent and Banks.

7. COMPANY, THE UNDERSIGNED GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS SEVENTH AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

8. COMPANY AND THE UNDERSIGNED GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS SEVENTH AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Very truly yours,

COMERICA BANK, Agent


By:  /s/ Cynthia B. Jones
     ------------------------------
     Cynthia B. Jones

Its: Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax



COMERICA BANK                                NBD BANK

By:  /s/ Cynthia B. Jones                    By:  /s/ Scott E. Roman
     ------------------------------               ---------------------------
                                                  As Agent for NBD Bank
Its: Vice President                          Its: Vice President



NATIONAL BANK OF CANADA                      HARRIS TRUST and SAVINGS BANK

By:  /s/ Loriann Curnyn                      By:  /s/
     ------------------------------               ---------------------------
Its: Group Vice President                    Its: Sr. Vice President

By:  /s/
     ------------------------------
Its: Vice President



BANK ONE, DAYTON, N.A.

By:  /s/ Scott E. Roman
     ------------------------------
Its: Vice President




ACKNOWLEDGED AND AGREED:


JPE, INC.                                    API/JPE, INC. (formerly known as
                                             ALLPARTS, INCORPORATED)

By:  /s/ Richard R. Chrysler                 By:  /s/ Richard R. Chrysler
     ------------------------------               ---------------------------
Its: President & CEO                         Its: President
Date: 4/20/99                                Date: 4/20/99



BRAKE, AXLE AND TANDEM                       DAYTON PARTS, INC.
COMPANY CANADA INC.

By:  /s/ Richrd R. Chrysler                  By:  /s/ Richard R. Chrysler
     ------------------------------               ---------------------------
Its: Chief Executive Officer                 Its: Chief Executive Officer
Date: 4/20/99                                Date: 4/20/99



JPE FINISHING, INC.                          SAC CORPORATION

By:  /s/ Richard R. Chrysler                 By:  /s/ Richard R. Chrysler
     ------------------------------               ---------------------------
Its: President                               Its: President
Date: 4/20/99                                Date: 4/20/99